Listing Report:Supplement No. 38 dated May 03, 2012 to Prospectus dated Apr 11, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Apr 11, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Apr 11, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 562896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$234.29

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2007	Debt/Income ratio:	31%
Credit score:	660-679 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,846	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	gain-hyperdrive	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Buying
Purpose of loan: Buying a House
This loan will be used to... Me and my sister are buying a townhouse and we need the money for the down payment and closing cost.

My financial situation:
I am a good candidate for this loan because... I am a good borrower because I have never paid a bill late; all my accounts are in good standing. And I am extremely cautious when it comes to my credit. I know how important good credit is and I would not do anything to jeopardize my credit. The monthly payments will fit into my budget, I will probably end up paying it off early because I don't want to have this debt hanging around for to long

Monthly net income: $1800
Monthly expenses: $1200
Housing: $500
Insurance: $100
Car expenses: $100
Utilities: $80
Phone, cable, internet: $50
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 569124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$292.87

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1993	Debt/Income ratio:	21%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$16,863	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	No
Screen name:	forthright-currency982	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt into one payment.

My financial situation:
I am a good candidate for this loan because I have a stable good paying job and I pay my bills on time.

Monthly net income: $3300
Monthly expenses: $2660
Housing: $585
Insurance: $105
Car expenses: $400
Utilities: $90
Phone, cable, internet: $130
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $450
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$398.18

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-2002	Debt/Income ratio:	12%
Credit score:	680-699 (May-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,055	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	return-conqueror2	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan
Purpose of loan: To consolidate a few credit card debts.
This loan will be used to pay off credit cards to improve my overall credit rating and reduce the number of monthly payments I am making currently.

My financial situation:
I am a good candidate for this loan because I have a stable job with high monthly income and very high probability of paying off this loan on time. Based on my monthly cash flow shown below, I will be in a good position to make the monthly payments towards this loan.

Monthly net income: $ 8800
Monthly expenses: $
Housing: $4200
Insurance: $200
Car expenses: $800
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $500
Clothing, household expenses: $150
Credit cards and other loans: $800
Other expenses: $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$215.75

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1998	Debt/Income ratio:	13%
Credit score:	740-759 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 10	Length of status:	0y 8m
Amount delinquent:	$2,034	Total credit lines:	25	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$6,433	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	first-sophisticated-dollar	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Pay off credit card balance
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,800.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.80%
Term:	12 months

Lender yield:	14.76%	Borrower rate/APR:	15.76% / 23.55%	Monthly payment:	$253.73

Lender servicing fee:	1.00%	Effective Yield*:	14.43%
		Estimated return*:	5.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1996	Debt/Income ratio:	41%
Credit score:	740-759 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	21y 3m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,071	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	ore-saguaro9	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Faster Pay Off Loan
The purpose of the loan is to pay off a couple of smaller high interest loans. I made the big mistake of taking out a car title loan and now am wanting a way out. I pay $300 a month in just interest on this loan so the principle amount has hardly gone down. Having a plan to pay off a loan in a certain amount of time is what I am looking for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	60 months

Lender yield:	17.30%	Borrower rate/APR:	18.30% / 20.71%	Monthly payment:	$127.78

Lender servicing fee:	1.00%	Effective Yield*:	17.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1996	Debt/Income ratio:	>1000%
Credit score:	760-779 (May-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$761	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	oceanwind1950	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	21 ( 100% )	760-779 (Latest)
Principal borrowed:	$11,000.00	< 31 days late:	0 ( 0% )	780-799 (Jun-2010) 780-799 (Dec-2009) 700-719 (Apr-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Home Improvement
Purpose of loan
This loan will be used to...Replace the carpeting and new furniture

My financial situation:
I am a good candidate for this loan because...I've had 2 loans with prosper and repaid them both within a year.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-2000	Debt/Income ratio:	31%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,686	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	investment-investor	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2500
Monthly expenses: $1700
Housing: $500
Insurance: $156
Car expenses: $0
Utilities: $150
Phone, cable, internet: $250
Food, entertainment: $100
Clothing, household expenses: $200
Credit cards and other loans: $200
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1997	Debt/Income ratio:	24%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,601	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	adventurous-dedication619	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan
Purpose of loan:pay bills
This loan will be used to...pay bills

My financial situation:
I am a good candidate for this loan because i have a stable job with the department of defense and i pay my bills on time and i dont have no car or insurance payment or any mortgage payment...

Monthly net income: $2505.60
Monthly expenses: $610
Housing: $0
Insurance: $0
Car expenses: $40
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $50
Clothing, household expenses: $25
Credit cards and other loans: $40
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$431.90

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2003	Debt/Income ratio:	17%
Credit score:	740-759 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,467	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	treasurearella	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation and Home Repair
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have a great job and income and a great credit history. I am an engineer with a stable government job and have a long track record of paying on time.

Monthly net income: $ $4200
Monthly expenses: $ 2575
Housing: $925
Insurance: $60
Car expenses: $0
Utilities: $120
Phone, cable, internet: $50
Food, entertainment: $600
Clothing, household expenses: $200
Credit cards and other loans: $500
Other expenses: $120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$269.94

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1996	Debt/Income ratio:	22%
Credit score:	720-739 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,152	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	ingenious-durability73	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan
Purpose of loan:
This loan will be used to pay three of my bills and to eliminate the interest rate. That way I can make one payment.

My financial situation:
I am a good candidate for this loan because I am faithful with my payment bill. Never missed one payment.

Monthly net income: $1,450.00
Monthly expenses: $700.00
Housing: $137.00
Insurance:
Car expenses: $
Utilities: $
Phone, cable, internet: $40.95
Food, entertainment: $50.00-100.00
Clothing, household expenses: $50.00- 100.00
Credit cards and other loans: $50.00
Other expenses: $ 350.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.00%
Term:	36 months

Lender yield:	6.49%	Borrower rate/APR:	7.49% / 8.83%	Monthly payment:	$217.71

Lender servicing fee:	1.00%	Effective Yield*:	6.49%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1992	Debt/Income ratio:	7%
Credit score:	820-839 (May-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$157	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	top-unforgettable-ore	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
house building
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-2003	Debt/Income ratio:	15%
Credit score:	660-679 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 6	Length of status:	10y 1m
Amount delinquent:	$1,425	Total credit lines:	23	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,857	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	top-leverage-dessert	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home relocation fund
Purpose of loan: to relocate my family to new home
This loan will be used to...to relocate my family to better home

My financial situation: employed
I am a good candidate for this loan because...i pay my obligations, just need a liittle help to get over the hump from a bad situation with my sick father

Monthly net income: $2600
Monthly expenses: $2000
Housing: $1600
Insurance:
Car expenses: $300
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $125
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	60 months

Lender yield:	32.04%	Borrower rate/APR:	33.04% / 35.84%	Monthly payment:	$85.61

Lender servicing fee:	1.00%	Effective Yield*:	30.57%
		Estimated return*:	15.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1996	Debt/Income ratio:	24%
Credit score:	640-659 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	1 / 3	Length of status:	6y 2m
Amount delinquent:	$1,040	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,088	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	thoughtful-transaction66	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off bills
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$366.09

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1992	Debt/Income ratio:	10%
Credit score:	660-679 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	2 / 2	Length of status:	14y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$382	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	39	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	smart-euro4	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
motorcycle for commuting to work
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2003	Debt/Income ratio:	17%
Credit score:	720-739 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$229	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	fantastic-loot533	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to perform home improvement on a recently inherited house.

My financial situation:
I am a good candidate for this loan because I have not had any late payments or delinquencies on any other accounts. I make roughly $1900 every two weeks and will be able to repay in a timely fashion.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$473.39

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1995	Debt/Income ratio:	30%
Credit score:	740-759 (May-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,431	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	liberty-recorder9	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tax payoff
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I have a very stable job in an industry in which I have worked for 13 years.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$380.73

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1990	Debt/Income ratio:	36%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	14 / 12	Length of status:	8y 0m
Amount delinquent:	$19,349	Total credit lines:	47	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$110,576	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	established-responsibility225	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan: New Roof and payoff discover
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 45,859.12
Monthly expenses: $140.00
Housing: $2179.00
Insurance: $160.00
Car expenses: $439.00
Utilities: $202.00
Phone, cable, internet: $175.00
Food, entertainment: $30.00
Clothing, household expenses: $15.00
Credit cards and other loans: $1000.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$168.89

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1978	Debt/Income ratio:	29%
Credit score:	660-679 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$96,498	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	green-social-pie	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan: This loan is to pay tax bill
This loan will be used to...

My financial situation: I am a good candidate due to job stability
I am a good candidate for this loan because...

Monthly net income: $4400
Monthly expenses: $3060
Housing: $900.00
Insurance: $60
Car expenses: $250
Utilities: $150
Phone, cable, internet: $200
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $1300
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$146.43

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2001	Debt/Income ratio:	12%
Credit score:	640-659 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,496	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	unique-return527	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on track
Purpose of loan: To have enough money in my bank account to pay off current debts and bills so that I can begin to save again.
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (May-2012)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	13y 2m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$16,965	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	new-tenacious-dime	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Paying Taxes
Purpose of loan:
This loan will be used to...help pay taxes to the IRS.

My financial situation:
I am a good candidate for this loan because... My business has been running since 1999. It was started from the ground up, one customer at a time. I am a hard worker and always pay my bills. Just overlooked the taxes.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.50%
Term:	36 months

Lender yield:	18.02%	Borrower rate/APR:	19.02% / 22.74%	Monthly payment:	$183.33

Lender servicing fee:	1.00%	Effective Yield*:	17.60%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1999	Debt/Income ratio:	37%
Credit score:	660-679 (May-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,481	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	AustinJay	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 89% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	1 ( 11% )	680-699 (Jul-2011) 680-699 (Jun-2011)
Principal balance:	$3,982.63	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Future Earnings
Employed with a Fortune 500 company for over 4 years.

I'm basically looking to borrow against future earnings.

Just recently finished up paying another $10,000 4 year loan at 18.99%.

My career depends on maintaining great credit, so it's important it not be tarnished.

Monthly net income of $4500 with expenses of about $3000.

Thank you for your time and consideration,

AustinJay
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$473.39

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1997	Debt/Income ratio:	54%
Credit score:	780-799 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 11	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$534	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	Yes
Screen name:	worth-magician9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvements
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 563519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$134.85

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1995	Debt/Income ratio:	5%
Credit score:	660-679 (May-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	5 / 5	Length of status:	0y 7m
Amount delinquent:	$5,358	Total credit lines:	18	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,684	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	99	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	unassuming-payment0	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 3800
Monthly expenses: $ 1700
Housing: $ own
Insurance: $108
Car expenses: $ 225
Utilities: $ 140
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	60 months

Lender yield:	14.51%	Borrower rate/APR:	15.51% / 17.85%	Monthly payment:	$601.46

Lender servicing fee:	1.00%	Effective Yield*:	14.45%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1989	Debt/Income ratio:	27%
Credit score:	780-799 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,889	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	credit-mad-scientist4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 579847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,200.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	60 months

Lender yield:	17.30%	Borrower rate/APR:	18.30% / 20.71%	Monthly payment:	$158.45

Lender servicing fee:	1.00%	Effective Yield*:	17.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1985	Debt/Income ratio:	9%
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 6	Length of status:	26y 3m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$683	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	bta6518	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	24 ( 67% )	740-759 (Latest)
Principal borrowed:	$8,800.00	< 31 days late:	11 ( 31% )	680-699 (Jan-2012) 600-619 (Aug-2009) 600-619 (Jul-2009) 620-639 (May-2009)
Principal balance:	$0.00	31+ days late:	1 ( 3% )
Total payments billed:	36
Description
Home Improvement Loan
Purpose of loan: Home Improvement
This loan will be used to... finish our basement for Rental income

My financial situation:
I am a good candidate for this loan because... I am zero debt and been employed at the same company for over 26 years.

Monthly net income: $ 9,000
Monthly expenses: $ 2500
Housing: $ 1800
Insurance: $ 50
Car expenses: $ 200
Utilities: $ 100
Phone, cable, internet: $ 75
Food, entertainment: $ 400
Clothing, household expenses: $ 200
Credit cards and other loans: $ 0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$179.96

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2005	Debt/Income ratio:	23%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,736	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	vigilance-contributor	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt
Purpose of loan: debt pay-off
This loan will be used to...
Pay-off and secure financial situations related to debt obtained
My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 55,000
Monthly expenses: $ 1400
Housing: $840
Insurance: $ company paid
Car expenses: $ company paid
Utilities: $100
Phone, cable, internet: $150
Food, entertainment: $50-100
Clothing, household expenses: $ less than 100. uniforms are worn at work
Credit cards and other loans: $ car loan, good standing
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$335.50

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1987	Debt/Income ratio:	13%
Credit score:	820-839 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,688	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	Donica64	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to. update bathroom & kitchen..

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	60 months

Lender yield:	32.04%	Borrower rate/APR:	33.04% / 35.84%	Monthly payment:	$136.98

Lender servicing fee:	1.00%	Effective Yield*:	30.57%
		Estimated return*:	15.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2006	Debt/Income ratio:	26%
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,856	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	kin57	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1974	Debt/Income ratio:	31%
Credit score:	700-719 (May-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	18y 3m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$373	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	loyalty-sorcerer371	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help-It Rains a lot in OREGON
Purpose of loan: Home Improvements
This loan will be used to...Repair/Replace Roof and maintenance my home needs.

My financial situation:
I am a good candidate for this loan because I have been at my job for 18 years and you don't keep a job for 18 years if you are not dependable and trustworthy!

Monthly net income: $5000.00
Monthly expnses: $2950
Housing: $1700.00 including taxes
Insurance:
Car expenses: $350.00
Utilities: $250.00
Phone, cable, internet: $200.00
Food, entertainment: $300.00
Clothing, household expenses: $150.00
Credit cards and other loans: $50.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$517.71

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,474	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	love2garden	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,250.00	< 31 days late:	0 ( 0% )	780-799 (Aug-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Manageable Debt Reduction Plan
Purpose of loan: Reduce/consolidate debt
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have repaid previous Prosper loans without ever missing a payment.

Monthly net income: $8000
Monthly expenses: $7500
Housing: $2750
Insurance: $700
Car expenses: $250 (gas, maintenance)
Utilities: $250
Phone, cable, internet: $300
Food, entertainment: $1500
Clothing, household expenses: $100
Credit cards and other loans: $800
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2001	Debt/Income ratio:	5%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 0	Length of status:	7y 5m
Amount delinquent:	$202	Total credit lines:	5	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	commitment-genetics5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal
Purpose of loan:
This loan will be used to...pay off bills. I just want to be able to get rid of what needs to be paid off once and for all.

My financial situation:
I am a good candidate for this loan because...I have been fully employed for 7 years and don't see that changing anytime soon.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	60 months

Lender yield:	14.51%	Borrower rate/APR:	15.51% / 17.85%	Monthly payment:	$601.46

Lender servicing fee:	1.00%	Effective Yield*:	14.45%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-2005	Debt/Income ratio:	13%
Credit score:	740-759 (May-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,622	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	preeminant-cash988	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business
Purpose of loan: Starting New Retail and Sales Business in Health and Wellness products.

This loan will be used to... set up a Property Lease, Product Purchase and training, Remodel and furniture for store.

My financial situation: Good! Employment income, Household income of minor consulting, Standard expenses, mortgage and auto loans and standard credit cards

I am a good candidate for this loan because...Hard Working, Self-Motivated, Driven, Dedicated, Pay all bills on time and an excellent track record, Full dedication to maintaining an outstanding credit score and relationship with lenders, Commitment to pay in full all existing and future loans in a fast and timely manner, Well rounded understanding of simple business management and customer service skills, Retail and Customer sales experience.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$596.32

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2003	Debt/Income ratio:	Not calculated
Credit score:	680-699 (May-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	7	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$110
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	helpful-rupee781	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my American Express
Purpose of loan:
This loan will be used to pay off my American Express

My financial situation:
I am a good candidate for this loan because at the moment American Express has me paying a $3,000 minimum payment which I can't afford at the moment. I am a dancer and a talented one....Ive worked on Broadway and most recently the Radio City Christmas Spectacular. Only at the moment am I unemployed but making decent money off of unemployment. I just need to get on my feet and I will be able to pay it all off. The American Express and cell phone are my only expenses. I live for free so I can pay this off quickly. and once I land my next job it will be paid off very soon.

Monthly net income: $3,000
Monthly expenses: $ 500
Housing: $ 0
Insurance: $ 0
Car expenses: $ 0
Utilities: $ 0
Phone, cable, internet: $ 100
Food, entertainment: $ 400
Clothing, household expenses: $ 0
Credit cards and other loans: $ 20,000(american Express)
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (May-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52,429	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	authoritative-currency0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...Pay of Debt

My financial situation:
I am a good candidate for this loan because...I have always paid my bills on time and have never defaulted on any loan. My business is sound and need this additional funds to pay off debt

Monthly net income: $6,000
Monthly expenses: $4,200
Housing: $2,000
Insurance: $100
Car expenses: $400
Utilities: $300
Phone, cable, internet: $0
Food, entertainment: $150
Clothing, household expenses: $200
Credit cards and other loans: $17,500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,100.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$91.20

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	800-819 (May-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,753	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	asset-quark0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay bills
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4,000
Monthly expenses: $1,000
Housing: $500
Insurance: $150
Car expenses: $200
Utilities: $300
Phone, cable, internet: $150
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$218.65

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1992	Debt/Income ratio:	22%
Credit score:	740-759 (May-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	12y 5m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,444	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	tenacious-compassion4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$596.32

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1993	Debt/Income ratio:	47%
Credit score:	740-759 (May-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	23y 8m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,824	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	blazing-bonus9	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$168.89

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2000	Debt/Income ratio:	34%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,959	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	gold-orbit0	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term loan for home fix up
Purpose of loan:
This loan will be used to do repairs in my home

My financial situation:
I am a good candidate for this loan because I have good payment history on my current debt.

Monthly net income: $3000
Monthly expenses: $
Housing: $300
Insurance: $100
Car expenses: $500
Utilities: $50
Phone, cable, internet: $50
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $700
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.90%
Term:	36 months

Lender yield:	21.87%	Borrower rate/APR:	22.87% / 26.68%	Monthly payment:	$115.93

Lender servicing fee:	1.00%	Effective Yield*:	21.34%
		Estimated return*:	11.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1987	Debt/Income ratio:	27%
Credit score:	600-619 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	16y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,974	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	Critter1963	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	65 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2009) 640-659 (May-2008)
Principal balance:	$200.92	31+ days late:	0 ( 0% )
Total payments billed:	65
Description
Consolidated Credit Cards
Purpose of loan:
This loan will be used to...Consolidated smaller credit card balances.

My financial situation:
I am a good candidate for this loan because...I've had previous prosper loans that are paid off, and a current one that is almost paid off without any late payments. I pay all my bills on time, and take my financial obligations seriously.

Monthly net income: $2641.42
Monthly expenses: $
Housing: $655
Insurance: $ 116
Car expenses: $408
Utilities: $93.50
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.00%
Term:	60 months

Lender yield:	9.85%	Borrower rate/APR:	10.85% / 13.08%	Monthly payment:	$43.34

Lender servicing fee:	1.00%	Effective Yield*:	9.84%
		Estimated return*:	8.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1994	Debt/Income ratio:	10%
Credit score:	780-799 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	22y 4m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,964	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	a-greenback-whomper	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repair
Purpose of loan:
This loan will be used to...Repair car
My financial situation: Laid off in April got called back to work Monday the 30th of April. Didn't receive a check for 3 weeks.
I am a good candidate for this loan because...
Have a credit score around 825, annual salary between 60,000-75,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	60 months

Lender yield:	14.51%	Borrower rate/APR:	15.51% / 17.85%	Monthly payment:	$601.46

Lender servicing fee:	1.00%	Effective Yield*:	14.45%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-2004	Debt/Income ratio:	15%
Credit score:	800-819 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$86	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	tender-note357	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1996	Debt/Income ratio:	4%
Credit score:	680-699 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 0	Length of status:	14y 11m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	compassion-catapult6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement loan
Purpose of loan:
This loan will be used to...make repairs and upgrades to house

My financial situation:
I am a good candidate for this loan because...house and vehicle now paid off

Monthly net income: $3000
Monthly expenses: $980
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$179.96

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1996	Debt/Income ratio:	7%
Credit score:	660-679 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 3	Length of status:	11y 4m
Amount delinquent:	$1,632	Total credit lines:	13	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$296	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	elstiltskin326	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical purposes
Purpose of loan:
This loan will be used to...medical

My financial situation:
I am a good candidate for this loan because... can pay it back

Monthly net income: $1500
Monthly expenses: $
Housing: $870
Insurance: $59
Car expenses: $
Utilities: $120
Phone, cable, internet: $130
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $20
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1986	Debt/Income ratio:	2%
Credit score:	780-799 (May-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	1 / 1	Length of status:	0y 0m
Amount delinquent:	$72,302	Total credit lines:	25	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	NotMyMoney	Borrower's state:	Virginia	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New household expenses
Purpose of loan: Consolidating minor expenses, deposit for apartment
This loan will be used to...

I have started a new full time job. I need to move closer to work in Newport News VA. The last few months have been thin financially and I need a short term loan to get started.

My financial situation:
I am a good candidate for this loan because...

I have full time employment in a field I have been recognized in as a good quality instructor. I am keeping the requested amount to a minimum so as to pay it back within a short period.

Monthly net income: $2800
Monthly expenses: $
Housing: $ 800
Insurance: $ 300
Car expenses: $100
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $ 200
Other expenses: $ 110
Information in the Description is not verified.